Exhibit 99.1

AIxC to Advance Tokenization Strategy with Proposed Strategic Investment in Faraday Future

Los Angeles, CA (Jan. 6, 2026) – AIxCrypto Inc. (NASDAQ: AIXC) (“AIxC” or the “Company”) today announced it has entered into a non-binding term sheet to purchase an initial $10 million tranche of Faraday Future (NASDAQ: FFAI) common stock. This proposed transaction, to be facilitated by an independent third party, represents a strategic deployment of AIxC’s blockchain infrastructure and marks a significant step toward the launch of its tokenized Real World Asset (RWA) business. If definitive agreements are executed, AIxC intends to utilize these shares as the foundational asset for its first tokenized equity product.

Digitizing the Asset Lifecycle

This initiative is designed to harness AIxC’s blockchain infrastructure to digitize the equity issuance lifecycle. By serving as a digital bridge between traditional capital markets and the on-chain economy, the Company aims to unlock operational efficiencies and expand access for a global, digital-native investor base.

This proposed structure allows the Company to leverage the liquidity and programmability of blockchain technology while adhering to strict governance standards. AIxC will provide further updates if a binding agreement, subject to all necessary approvals, is reached.

About AIxCrypto:

AIxCrypto is a U.S.-Nasdaq listed company dedicated to building a world-leading ecosystem that integrates AI and blockchain while bridging Web2 and Web3. Its core products include the BesTrade DeAI Agent and the AIxC ecosystem products.

FORWARD LOOKING STATEMENTS:

This press release contains “forward-looking statements”, including statements regarding AIxCrypto Holdings, Inc. (“AIxCrypto”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this press release, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of AIxCrypto are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. AIxCrypto cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this press release does not identify or include any risk or exposures of AIxCrypto that would materially and adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company’s actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which AIxCrypto carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; the inherent volatility and regulatory uncertainty associated with cryptocurrency investments; legal and regulatory requirements; market conditions and the demand and pricing for our products; the availability of reaching an agreement for the purchase of FFAI common shares; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers’ needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this press release is provided as of the date of the press release issuance and is subject to change without notice. Neither AIxCrypto, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This press release does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Readers are advised not to place undue reliance on forward-looking statements, as there is no guarantee that the plans, intentions, or expectations they are based on will be realized. While management believes these statements are reasonable at the time of preparation, actual results may differ materially. These forward-looking statements reflect the Company’s expectations as of the date of this presentation and are subject to change without notice. The Company is not obligated to update or revise these statements, unless required by law.

Forward-looking statements are often identified by words such as “may,” “could,” “would,” “might,” or “will,” indicating possible future actions, events, or outcomes. These statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ significantly from what is expected.

Actual results may differ materially due to factors such as the ability to secure financing, complete transactions, meet exchange requirements, consumer demand, competition, and unexpected costs. These forward-looking statements are based on assumptions that may prove incorrect, and the Company does not assume any obligation to update them except as required by law. Given the uncertainties involved, readers should not place undue reliance on these statements.

You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this news release. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this news release, except as required by law. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Investor & Media Contact:

Investor Relations Department

AIxCrypto

5857 Owens Avenue, Suite 300, Carlsbad, CA 92008

Tel: +1 (760) 452-8111

Email: IR@aixcrypto.ai